UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 18, 2005

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Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19658 (Commission File Number)	75-2398532 (IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas (Address of principal executive offices)	75240 (Zip Code)

Registrant’s telephone number, including area code:  (972) 387-3562

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Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

                On May 18, 2005, Tuesday Morning Corporation, a Delaware corporation, issued a press release announcing that it had declared a cash dividend of $0.65 per common share with a record date of June 6, 2005, payable on June 20, 2005.  The text of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Exhibit Title
99.1	Press release dated May 18, 2005

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: May 18, 2005	By:	/s/ LOREN K. JENSEN
Loren K. Jensen
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release dated May 18, 2005